SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 7, 2002
        ----------------------------------------------------------------

                              PARK CITY GROUP, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                  ---------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


        0003718                                            11-2050317
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


            333 Main Street # 300; P.O. Box 5000; Park City, UT 84060
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  435-649-2221
                         -----------------------------
                         (Registrant's Telephone Number)


                            Fields Technologies, Inc.
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Items.

On August 7, 2002 Fields Technologies, Inc. issued the press release which is attached hereto as Exhibit 1 and which is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements. Not Applicable.

         (b)      Pro Forma Financial Information. Not Applicable.

         (c)      Exhibits.

                  1        Fields Technologies, Inc. press release, dated August
                           7, 2002.

                  2        Articles of Incorporation of Park City Group

                  3        By Laws of Park City Group

                  4 Plan & Agreement of Merger between Park City Group (a Nevada Corporation) and Fields Technologies, Inc. (a Delaware Corporation)

                  5 Articles of Merger of Fields Technologies, Inck. (a Delaware Corporation) and park City Group, Inc. (A Nevada Corporation)

                  6 Certificate of Ownership and Merger; Fields Technologies, Inc. (a Delaware Corporation) Into Park City Group, Inc. (a Nevada Corporation)

                  7 Agreement and Plan of Merger Between Park City Group, Inc. (a Nevada Corporation) and Fields Technologies, Inc. (a Delaware Corporation)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fields Technologies, Inc.

Date: August 7, 2002

By: /s/ Barbara J. Ray
   ---------------------------------------
   Barbara J. Ray, Chief Financial Officer

                                                                       Exhibit 1

               Fields Technologies Changes Name to Park City Group, Inc. Company's Stock Symbol Changed to Reflect New Name

PARK CITY, UTAH - August 7, 2002, - Fields Technologies, Inc. (OTCBB: FLDT) changed its name today from Fields Technologies, Inc. to Park City Group, Inc and reincorporated in Nevada. Park City Group will continue to trade under FLDT symbol until August 8, 2002. This is designed to help familiarize the financial community with the new name, after which Park City Group will trade under the symbol PKCY. "Electing to use the name of Fields Technologies' wholly owned subsidiary only makes sense, " commented Park City Group CEO and President Randall K. Fields. "Our customers and the retail market industry recognize the Park City Group name and associate it with the quality software solutions and consulting services we have been providing. We have been marketing ActionManager over the past 14 years, our Fresh Market Manager for the last 2 years and believe that changing the company's name to one that is already highly recognizable and well regarded provides the necessary link between the company and it products."

About Park City Group, Inc.
Park City Group is a leading provider of software and consulting services for business productivity. The company uniquely leverages its expertise in retail operations management and state-of-the-art, patented technologies to simplify the planning and execution of complex processes, deliver timely, relevant and "action-able" information and improve its customers' profitability by putting the "best manager" in every store. To date, the company has sold to or installed its software solutions in over 52,000 customer locations. For additional information, please contact Park City Group at 800.835.8824, info@parkcity.com (e-mail), or visit the corporate website at www.parkcity.com .

Securities Exchange Act of 1934
This release is comprised of inter-related information that must be interpreted in the context of all the information provided; accordingly, care should be exercised not to consider portions of this release out of context. This release is provided in compliance with Commission Regulation FD and contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumption or future events or performance are not statements of historical fact and may be "forward-looking statements." Forward looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this action may be identified through the use of words such as "expects", "will", "anticipates", "estimates", "believes", or statements indicating certain actions "may", "could", or "might" occur. Such statements reflect the current views of Park City Group, Inc., with respect to future events and are subject to certain assumptions, including those described in this release. Should one or more of the underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed or expected. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.

                                     # # # #

                                                                       Exhibit 2

                            ARTICLES OF INCORPORATION
                                       OF
                              PARK CITY GROUP, INC.

         The undersigned incorporator hereby forms a corporation pursuant to the General Corporation Law of the State of Nevada. (Chapter 78 of Nevada Revised Statutes ("NRS")).

                                    ARTICLE I
                                 CORPORATE NAME

         The name of the Corporation is PARK CITY GROUP, INC.

                                   ARTICLE II
                                REGISTERED OFFICE

         The registered office of the Corporation in the State of Nevada is Corporation Trust Company of Nevada, 1 East First Street, Reno, Nevada, County of Washoe. The registered agent in charge thereof at such address is The Corporation Trust Company.

                                   ARTICLE III
                                    DURATION

         The duration of the Corporation shall be perpetual.

                                   ARTICLE IV
                                 GENERAL PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Nevada".

                                    ARTICLE V
                                  CAPITAL STOCK

         The total number of shares of all classes of capital stock that the Corporation has the authority to issue is 330,000,000 shares that are divided into two classes as follows:(1) 30,000,000 shares of Preferred Stock (Preferred Stock) $.01 par value per share, and (2) 300,000,000 shares of Common Stock (Common Stock) $.01 par value per share. This Corporation is authorized to issue two classes of shares. Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by him or record on the books of the corporation on all matters voted upon by the Stockholders.

         The Board of Directors may determine the preferences, limitations and relative rights, to the extent permitted by the Nevada Revised Statutes, of any class of shares of Preferred Stock before the issuance of any shares of that class, or of one or more series within a class before the issuance of any shares of that series. Each class or series shall be appropriately designated by a distinguishing designation prior to the issuance of any shares thereof. The Preferred Stock of all series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, with those shares of the series of the same class

                                   ARTICLE VI
                                    DIRECTORS

         The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which initially shall consist of one director. The number of directors comprising the board of directors shall be fixed upon resolution of the board of directors and may be increased or decreased from time to time in the manner provided in the by-laws of the Corporation; except that, at no time shall there by less than one (1) director. The names, addresses and categories of the initial member of the board of directors is Randy K. Fields, 333 Main Street, #300, Park City, UT 84060.

                                   ARTICLE VII
                                  INCORPORATOR

         The name and mailing  address of the  incorporator of the Company is A.
O. Headman, Jr., 525 East 100 South, Fifth Floor, Salt Lake City, UT 84102.

                                  ARTICLE VIII
                                NON-ASSESSABILITY

         Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

                                   ARTICLE IX
                                     BYLAWS

         The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation.

                                    ARTICLE X
                     AMENDMENT OF ARTICLES OF INCORPORATION

         In the event the board of directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the board of directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Articles of Incorporation. In the resolution setting forth the proposed amendment, the board of directors may insert a provision allowing the board of directors to later abandon the amendment, without concurrence by the stockholders, after the amendment has received stockholder approval but before the amendment is filed with the Nevada Secretary of State.

                                   ARTICLE XI
                LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

         A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for: (1) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (2) the payment of dividends in violation of NRS 78.300. Any repeal or modification of the provisions of this Article XI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification. If the Nevada Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Nevada Corporation Law.

         In the event that any of the provisions of this Article XI (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE XII
                                 INDEMNIFICATION

         The Corporation shall, to the fullest extent permitted by the provisions of ss.78.7502 of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the Bylaw, agreement, vote of stockholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         The undersigned, for the purpose of forming a corporation under the laws of the State of Nevada, does make, file, and record this certificate, and does certify that the facts stated herein are true; and has executed these Articles of Incorporation.

         DATED this 5th day of June, 2002.

                                                     /s/ A. O. Headman, Jr.
                                                    ----------------------------
                                                    A. O. Headman, Jr.

STATE OF UTAH          )
                       ) ss.
COUNTY OF SALT LAKE    )

         On the 5th day of June 2002, personally appeared before me
A. O. Headman, Jr., who being by me first duly sworn, declared that he is the person who signed the foregoing documents as an incorporator and that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of June 2002.


                                                   /s/  Diana C. Barwald
                                                 -------------------------------
                                                 NOTARY PUBLIC
                                                 Residing at Salt Lake City

                                                 My Commission expires:
                                                         1/12/03

                                                                       Exhibit 3


                         BYLAWS OF PARK CITY GROUP, INC.

                                TABLE OF CONTENTS

ARTICLE I. OFFICES........................................................1

       ss. 1.1    Business Office.........................................1
       ss. 1.2.   Registered Office.......................................1

ARTICLE II. SHAREHOLDERS..................................................1

       ss. 2.1.   Annual Shareholder Meeting..............................1
       ss. 2.2.   Special Shareholder Meetings............................1
       ss. 2.3.   Place of Shareholder Meeting............................1
       ss. 2.4.   Notice of Shareholder Meeting...........................1
       ss. 2.5.   Fixing of Record Date...................................3
       ss. 2.6.   Shareholder List........................................3
       ss. 2.7.   Shareholder Quorum and Voting Requirements..............4
       ss. 2.8.   Proxies.................................................4
       ss. 2.9.   Voting of Shares........................................4
       ss. 2.10.  Corporation's Acceptance of Votes.......................5
       ss. 2.11.  Action Without Meeting by Written Consent...............6
       ss. 2.12   Voting for Directors....................................6
       ss. 2.13   Shareholder's Rights to Inspect Corporate Records.......6
       ss. 2.14.  Dissenters' Rights......................................8

ARTICLE III. BOARD OF DIRECTORS...........................................8

       ss. 3.1.   General Powers..........................................8
       ss. 3.2.   Number, Tenure, and Qualifications of Directors.........8
       ss. 3.3.   Nomination by Stockholders..............................8
       ss. 3.4.   Regular Meetings of the Board of Directors..............8
       ss. 3.5.   Special Meetings of the Board of Directors..............8
       ss. 3.6.   Notice of, and Waiver of Notice for, Special
                  Director Meeting........................................9
       ss. 3.7.   Director Quorum.........................................9
       ss. 3.8.   Directors' Manner of Acting.............................9
       ss. 3.9.   Director Action Without a Meeting.......................9
       ss. 3.10.  Removal of Directors...................................10
       ss. 3.11.  Board of Director Vacancies............................10
       ss. 3.12.  Director Compensation..................................10
       ss. 3.13.  Director Committees....................................10

ARTICLE IV. OFFICERS.....................................................11

       ss. 4.1.   Number of Officers.....................................11
       ss. 4.2.   Appointment and Term of Office.........................11
       ss. 4.3.   Removal of Officers....................................11
       ss. 4.4.   President..............................................12
       ss. 4.5.   The Vice-Presidents....................................12
       ss. 4.6.   The Secretary..........................................12
       ss. 4.7.   The Treasurer..........................................12
       ss. 4.8.   Assistant Secretaries and Assistant Treasurers.........13
       ss. 4.9.   Salaries...............................................13
       ss. 4.10.  Corporate Bank Accounts................................13

ARTICLE V. INDEMNIFICATION OF DIRECTORS, OFFICERS, AGENTS AND
         EMPLOYEES.......................................................13

       ss. 5.1.   Indemnification of Officers and Directors..............13
       ss. 5.2.   Indemnification of Employees and Agents................14
       ss. 5.3.   Non-Exclusive..........................................15
       ss. 5.4.   Insurance..............................................15
       ss. 5.5.   Advance Expenses for Directors.........................15

ARTICLE VI. CERTIFICATE FOR SHARES AND THEIR TRANSFER....................16

       ss. 6.1.   Certificates for Shares................................16
       ss. 6.2.   Shares Without Certificates............................16
       ss. 6.3.   Registration of the Transfer of Shares.................17
       ss. 6.4.   Restrictions on Transfer of Shares Permitted...........17
       ss. 6.5.   Acquisition of Shares..................................18
       ss. 6.6.   Lost, Stolen or Destroyed Certificates.................18

ARTICLE VII. DISTRIBUTIONS...............................................18

       ss. 7.1.   Distributions..........................................18

ARTICLE VIII. GENERAL PROVISIONS.........................................18

       ss. 8.1.   Corporate Seal.........................................18
       ss. 8.2.   Fiscal Year............................................19
       ss. 8.3.   Evidence of Authority..................................19
       ss. 8.4.   Articles of Incorporation..............................19
       ss. 8.5.   Pronouns...............................................19

ARTICLE IX. EMERGENCY BYLAWS.............................................19

       ss. 9.1.   Emergency Bylaws.......................................19

ARTICLE X. AMENDMENTS....................................................20

       ss. 10.1.  Amendments.............................................20

                         BYLAWS OF PARK CITY GROUP, INC.

                               ARTICLE I. OFFICES

         ss. 1.1. Business Office. The Principal office of the corporation shall be located at any place either within or outside the State of Nevada as designated in the corporation's most current Annual Report filed with the Secretary of State of the State of Nevada. The corporation may have such other offices, either within or without the State of Nevada as the Board of Directors may designate or as the business of the corporation may require from time to time. The corporation shall maintain at its principal office a copy of certain records, as specified in ss. 2.13 of Article II.

         ss. 1.2. Registered Office. The registered office of the corporation, required by ss. 78.090, Nevada Revised Statutes, shall be located within the State of Nevada and may be, but need not be, identical with the principal office of the corporation. The address of the registered office may be changed from time to time.

                            ARTICLE II. SHAREHOLDERS

         ss. 2.1. Annual Shareholder Meeting. The annual meeting of the shareholders shall be held at such time and on such date as shall be fixed by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

         ss. 2.2. Special Shareholder Meetings. Special meetings of the shareholders, for any purpose or purposes, described in the notice of meeting, may be called by the president, or by the Board of Directors or by the Chairman of the Board of Directors, and shall be called by the President at the request of the holders of not less than one-tenth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

         ss. 2.3. Place of Shareholder Meeting. The Board of Directors may designate any place, either within or outside of the State of Nevada as the place of meeting for any Annual or any Special Meeting of the Shareholders.

         ss. 2.4. Notice of Shareholder Meeting.

                  A. Required Notice. Written notice stating the place, day and hour of any Annual or Special shareholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Board of Directors, or other persons calling the meeting, to each shareholder of record, entitled to vote at such meeting and to any other shareholder entitled by the Nevada Revised Statutes or the Articles of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid;

(2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

                  B. Adjourned Meeting. If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place is announced at the meeting before adjournment and such new date is within thirty (30) days from the originally scheduled meeting date. If a new record date for the adjourned meeting is, or must be fixed then notice must be given pursuant to the requirements of paragraph (a) of this ' 2.4, to those persons who are shareholders as of the new record date.

                  C. Waiver of Notice. The shareholder may waive notice of the meeting (or any notice required by the Act, Articles of Incorporation, or Bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting:

                  1. waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting;

                  2. waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

                  D. Contents of Notice. The notice of each Special Meeting of Shareholders shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this ss. 2.4(d), or as provided in the corporation's Articles of Incorporation, or otherwise in the Nevada Revised Statutes, the notice of an Annual Shareholder Meeting need not include a description of the purpose or purposes for which the meeting is called.

         If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any Restated Articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) Articles of Amendment;
(2) Plan of Merger or Share Exchange; or (3) transaction for disposition of all the corporation's property. If the proposed corporate action created dissenters' rights, the notice must state that shareholders are, or may be entitled to assert dissenters' rights, and must be accompanied by a copy of the Nevada Revised Statues dealing with dissenters= rights. If the corporation issues, or authorizes the issuance of shares for promissory notes or for promises to render services in the future, the corporation shall report in writing to all the shareholders the number of shares authorized or issued, and the consideration received with or before the notice of the next shareholder meeting. Likewise, if the corporation indemnifies or advances expenses to a director, this shall be reported to all the shareholders with or before notice of the next shareholder's meeting.

         ss. 2.5. Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than 60 days prior to the date on which the meeting or the particular action, requiring such determination of shareholders is to be taken. If no record date is so fixed by the Board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

                  1. With respect to an Annual Shareholder Meeting or any Special Shareholder Meeting called by the Board of Directors or any person specifically authorized by the Board or these Bylaws to call a meeting, the day before the first notice is delivered to shareholders;

                  2. With respect to a Special Shareholder's Meeting demanded by the shareholders, the date the first shareholder signs the demand;

                  3. With respect to the payment of a share dividend, the date the board authorizes the share dividend;

                  4. With respect to actions taken in writing without a meeting (pursuant to Article II,ss. 2.11), the date the first shareholder signs a consent;

                  5. And with respect to a distribution to shareholders, (other than one involving a repurchase or reacquisition of shares), the date the Board authorizes the distribution.

         When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

         ss. 2.6. Shareholder List. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group (if such exists, see Art. II. ss. 2.7) and within each voting group by class or series of shares. The shareholder list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available in the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent, or attorney is entitled on written demand to inspect and, subject to the requirements of ss.
2.13 of this Article II, to copy the list during regular business hours and at his expense, during the period it is available for inspection. The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

         ss. 2.7. Shareholder Quorum and Voting Requirements. If the Articles of Incorporation or the Nevada Revised Business Corporation Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

         Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation, the Bylaws, or the Nevada Revised Business Corporation Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

         If the Articles of Incorporation or the Nevada Corporation Act provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

         Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

         If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

         ss. 2.8. Proxies. At all meetings of shareholders, a shareholder may vote in person, or by a proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. A shareholder may appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, telecopy or other electronic transmission.

         ss. 2.9. Voting of Shares. Unless otherwise provided in the Articles of Incorporation, each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

         Except as provided by specific court order, no shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. Provided, however, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

         Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         ss. 2.10. Corporation's Acceptance of Votes.

                  A. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

                  B. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

                  1. the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

                  2. the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  3. the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

                  4. the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

                  5. two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at lease one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

                  C. The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                  D. The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section, are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                  E. Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

         ss. 2.11. Action Without Meeting by Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. If written consents of less than all the shareholders have been obtained, notice of such shareholder approval by written consent shall be given at least ten (10) days before the consummation of the action authorized by such written consent to those shareholders entitled to vote who have not consented in writing and to any non-voting shareholders. Such notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a vote at a meeting and may be described as such in any document.

         ss. 2.12. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes.

         ss. 2.13. Shareholder's Rights to Inspect Corporate Records.

                  A. Minutes and Accounting Records. The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the Board of Directors. The corporation shall maintain appropriate accounting records.

                  B. Absolute Inspection Rights of Records Required at Principal Office. If he gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, a shareholder (or his agent or attorney) has the right to inspect and copy, during regular business hours any of the following records, all of which the corporation is required to keep at its principal office:

                  1. its Articles or Restated Articles of Incorporation and all amendments to them currently in effect;

                  2. its Bylaws or Restated Bylaws and all amendments to them currently in effect;

                  3. resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

                  4.       the  minutes  of  all  shareholders'   meetings,  and
                           records of all action taken by shareholders without a meeting, for the past three years;

                  5. all written communications to shareholders generally within the past three years, including the financial statements furnished for the past three years to the shareholders;

                  6. a list of the names and business addresses of its current directors and officers; and

                  7. its most recent Annual Report delivered to the Secretary of State.

                  C. Conditional Inspection. In addition, if he gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he wishes to inspect and copy, in which he describes with reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected with his purpose, a shareholder of the corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                  1. excerpts from minutes of any meeting of the Board of Directors, records of any action of the Board of Directors or a committee of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors and without a meeting, to the extent not subject to inspection under paragraph A of this ss. 2.13.

                  2.       accounting records of the corporation; and

                  3. the record of shareholders (compiled no earlier than the date of the shareholder's demand).

                  D. Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

                  E. Shareholder Includes Beneficial Owner. For purposes of thisss. 2.13, the terms "shareholder" shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his behalf.

         ss. 2.14. Dissenters' Rights. Each shareholder shall have the right to dissent from and obtain payment for his shares when so authorized by the Nevada Revised Statutes, Articles of Incorporation, these Bylaws, or in a resolution of the Board of Directors.

                         ARTICLE III. BOARD OF DIRECTORS

         ss. 3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the Board of Directors.

         ss. 3.2. Number, Tenure, and Qualifications of Directors. In the event that there is only one shareholder of the Corporation, that shareholder may determine the number of directors of the Company. In the event there are more than three shareholders, the number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the stockholders or the resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time either by the shareholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified or until there is a decrease in the number of directors. Directors need not be residents of the State of Nevada or shareholders of the corporation.

         ss. 3.3 Nomination by Stockholders. No stockholder shall be permitted to nominate a candidate for election as a director at any annual meeting, unless such stockholder shall provide in writing, not later than one hundred twenty days before the first anniversary of the preceding annual meeting of the stockholder to the Nominating Committee of the board of directors or, in the absence of such committee, to the secretary of the corporation, information about such candidate which, were such candidate a nominee for the board of directors from whom the corporation solicited proxies, would be required to be disclosed in the proxy materials pursuant to which such proxies would be solicited as set forth in Items 7-8 of Schedule 14A promulgated by the Securities and Exchange Commission, or any successor provisions.

         ss. 3.4. Regular Meetings of the Board of Directors. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after, and at the same place as, the Annual Meeting of Shareholders.

The Board of Directors may provide, by resolution, the time and place for the holding of addition regular meetings without other notice than such resolution. Any such regular meeting may be held by telephone.

         ss. 3.5. Special Meetings of the Board of Directors. Special meetings of the Board of Directors may be called by or at the request of the President or any one director. The person authorized to call Special Meetings of the Board of Directors may fix any place, (but only within the county where this corporation has its principal office) as the place for holding any Special Meeting of the Board of Directors, or such meeting may be held by telephone.

         ss. 3.6. Notice of, and Waiver of Notice for, Special Director Meeting. Notice of any special director meeting shall be given at least two days previously thereto either orally or in writing. If mailed, notice of any director meeting shall be deemed to be effective at the earlier of: (1) when received; (2) five days after deposited in the United States mail, addressed to the director's business office, with postage thereon prepaid; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or abstain to action taken at the meeting. Unless required by the Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any Special Meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         ss. 3.7. Director Quorum. A majority of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors.

         ss. 3.8. Directors' Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

         A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

         ss. 3.9. Director Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or committee.

         ss. 3.10. Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

         ss. 3.11. Board of Director Vacancies. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors:

                  (1)      the shareholders may fill the vacancy;

                  (2)      the Board of Directors may fill the vacancy; or

                  (3) if the directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

         A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

         The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

         ss. 3.12. Director Compensation. Unless otherwise provided by resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

         ss. 3.13. Director Committees.

                  A. Creation of Committees. The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the Board of Directors.

                  B. Selection of Members. The creation of a committee and appointment of members to it must be approved by a majority of all the directors in office when the action is taken.

                  C. Required Procedures. Sections 3.4, 3.5, 3.6, 3.7, and 3.8 of this Article III, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the Board of Directors, apply to committees and their members.

                  D. Authority. Each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

                  (1)      authorize distributions;

                  (2) approve or propose to shareholders action that the Nevada Revised Statutes requires to be approved by shareholders;

                  (3) fill vacancies on the Board of Directors or on any of its committees;

                  (4)      adopt, amend, or repeal Bylaws;

                  (5) approve a plan of merger not requiring shareholder approval;

                  (6) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or

                  (7) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

                ARTICLE IV. OFFICERS AND CORPORATE BANK ACCOUNTS

         ss. 4.1. Number of Officers. The officers of the corporation shall be a President, a Secretary, and a Treasurer, each of whom shall be appointed by the Board of Directors. Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the Board of Directors. If specifically authorized by the Board of Directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

         ss. 4.2. Appointment and Term of Office. The officers of the corporation shall be appointed by the Board of Directors for a term as determined by the Board of Directors. (The designation of a specified term grants to the officer no contract rights, and the board can remove the officer at any time prior to the termination of such term.) If no term is specified, an officer shall hold office until he resigns, dies, or until he is removed in the manner provided in ss. 4.3 of this Article IV.

         ss. 4.3. Removal of Officers. Any officer or agent may be removed by the Board of Directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

         ss. 4.4. President. The President shall be the principal executive officer of the corporation and subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         ss. 4.5. The Vice-Presidents. If appointed, in the absence of the President or in the event of his death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. (If there is no Vice-President, then the Treasurer shall perform such duties of the President.) Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the Board of Directors; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         ss. 4.6. The Secretary. The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more minute books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of any seal of the corporation and if there is a seal of the corporation, see that it is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (f) sign with the President, or a Vice-President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

         ss. 4.7. The Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation;
(b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

         ss. 4.8. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice-President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall respectively, if required by the Board of Directors. The Assistant Treasurers shall respectively, if required the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         ss. 4.9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors.

         ss. 4.10. Corporate Bank Accounts. The Corporation shall establish such savings, checking and other bank accounts as deemed necessary or prudent by the Board of Directors.

               ARTICLE V. INDEMNIFICATION OF DIRECTORS, OFFICERS,
                              AGENTS AND EMPLOYEES

         ss. 5.1. Indemnification of Officers and Directors,. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         To the extent that a person who is a director or officer of the corporation, or who is a director or officer of another corporation, partnership, joint venture, trust or other enterprise in which he is serving at the request of the corporation, has been successful in the merits or otherwise in defense of any action, suit or proceeding referred to in this Article V, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by him in connection therewith.

         Any indemnification under this Article V (unless ordered by a court) shall be made by the corporation only upon determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article V. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceedings, or (b) if such a quorum is not attainable, or, even if attainable a quorum of disinterested directors so directs, by independent legal counsel and a written opinion, or (c) by the stockholders.

         Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article IX.

         ss. 5.2. Indemnification of Employees and Agents Persons who are not directors or officers of the corporation but who are employees or agents of the corporation or who are serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or enterprise may be indemnified to the extent authorized at any time or from time to time by the board of the corporation, upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct this Article V.

         Such determination shall be made (a) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         ss. 5.3. Non-Exclusive. The indemnification provided by this Article V shall not be deemed exclusive of any other rights to which any person is indemnified, may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in some other capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         For the purposes of this Article V, references to "the corporation" include in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its officers, directors and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         The invalidity or enforceability of any provision of this Article V shall not effect the validity or enforceability of any other provision hereof.

         ss. 5.4. Insurance. The board of directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

         ss. 5.5. Advance Expenses for Directors. If a determination is made, following the procedures of the Nevada Revised Statutes that the director has met the following requirements; and if an authorization of payment is made, following the procedures and standards set forth in the Nevada Revised Statutes, then unless otherwise provided in the Articles of Incorporation, the company shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

                  (1) The director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in ss. 5.1 of this
                           Article V.

                  (2) the director furnishes the corporation a written undertaking, executed personally or on his belief, to repay the advance if it is ultimately determined that he did not meet the standard of conduct (which undertaking must be in unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment); and

                  (3) a determination is made that the facts then known to those making the determination would not preclude indemnification under ss. 5.1 of this Article V or under the Nevada Revised Statutes.

              ARTICLE VI. CERTIFICATE FOR SHARES AND THEIR TRANSFER

         ss. 6.1. Certificates for Shares.

                  A. Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the corporation and that it is formed under the laws of Nevada; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the Board of Directors. Such certificates shall be signed (either manually or by facsimile) by the President or a Vice-President and by the Secretary or an Assistant Secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

                  B. Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designation, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

                  C. Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                  D. Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

         ss. 6.2. Shares Without Certificates.

                  A. Issuing Shares Without Certificates. Unless the Articles of Incorporation provide otherwise, the Board of Directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                  B. Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing at minimum:

                  (1) the name of the issuing corporation and that it is organized under the law of the state of Nevada;

                  (2)      the name of the person to whom issued; and

                  (3) the number and class of shares and the designation of the series, if any, of the issued shares.

         If the corporation is authorized to issue different classes of shares or different series within a class, the written statement shall describe the designations, relative rights, preferences, and limitations applicable to each class and the variation in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series).

         ss. 6.3. Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name the shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

         ss. 6.4. Restrictions on Transfer of Shares Permitted. The Board of Directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction. A restriction on the transfer or registration of transfer of shares may be authorized:

                  (1)      to  maintain  the  corporation's  status  when  it is
                           dependent   on  the   number  or   identity   of  its
                           shareholders'

                  (2)      to  preserve   exemptions   under  federal  or  state
                           securities law;

                  (3)      for any other reasonable purpose.

         A restriction on the transfer or registration of transfer or shares may:

                  (1) obligate the shareholder first to offer the corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares;

                  (2)      obligate   the    corporation    or   other   persons
                           (separately, consecutively, or simultaneously) to acquire the restricted shares;

                  (3) require the corporation, the holders or any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable;

                  (4) prohibit the transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

         A restriction on the transfer or resignation of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate or is contained in the information statement required by ss. 6.2 of this Article VI with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

         ss. 6.5. Acquisition of Shares. The corporation may acquire its own shares and unless otherwise provided in the Articles of Incorporation, the shares so acquired constitute authorized but unissued shares.

         ss. 6..6. Lost, Stolen or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                           ARTICLE VII. DISTRIBUTIONS

         ss. 7.1. Distributions. The Board of Directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law and in the corporation's Articles of Incorporation.

                        ARTICLE VIII. GENERAL PROVISIONS

         ss. 8.1. Corporate Seal. The Board of Directors may provide for a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, Nevada as the state of incorporation, and the words "Corporate Seal". The corporation shall not be required to have a corporate seal.

         ss. 8.2. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         ss. 8.3. Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the shareholders, directors, a committee or any officer of representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

         ss. 8.4. Articles of Incorporation. All references in these Bylaws to the Articles of Incorporation shall be deemed to refer to the Articles of Incorporation of the Corporation, as amended and in effect from time to time.

         ss. 8.5. Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                          ARTICLE IX. EMERGENCY BYLAWS

         ss. 9.1. Emergency Bylaws. Unless the Articles of Incorporation provide otherwise, the following provisions of this Article IX, ss. 9.1 "Emergency Bylaws" shall be effective during an emergency which is defined as when a quorum of the corporation's directors cannot be readily assembled because of some catastrophic event. During such emergency:

                  A. Notice of Board Meetings. Any one member of the Board of Directors or any one of the following officers; President, any Vice-President, Secretary, or Treasurer, may call a meeting of the Board of Directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

                  B. Temporary Directors and Quorum. One or more officers of the corporation present at the emergency board meeting, may be deemed to de directors for the meeting, in order of rank and within the same rank in order of seniority as is necessary to achieve a quorum. In the event that less than quorum (as determined by Article III, ss. 3.6) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

                  C. Actions Permitted to Be Taken. The board as constituted in paragraph (b), and after notice as set forth in paragraph (a) may:

                  (1) Officers' Powers. Prescribe emergency powers to any officer of the corporation;

                  (2)      Delegation  of Any Power.  Delegate to any officer or
                           director,   any  of  the   powers  of  the  Board  of
                           Directors;

                  (3) Lines of Succession. Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

                  (4) Relocate Principal Place of Business. Relocate the principal place of business, or designate successive or simultaneous principal places of business;

                  (5) All Other Action. Take any other action, convenient, helpful, or necessary to carry on the business of the corporation.

                              ARTICLE X. AMENDMENTS

         ss. 10.1. Amendments. The corporation's Board of Directors may amend or repeal the corporation's Bylaws unless:

                  (1) the Articles of Incorporation or the Nevada Revised Statutes reserve this power exclusively to the shareholders in whole or part; or

                  (2) the shareholders in adopting, amending or repealing a particular Bylaw provide expressly that the Board of Directors may not amend or repeal that Bylaw; or

         The corporation's shareholders may amend or repeal the corporation's Bylaws even though the Bylaws may also be amended or repealed by its Board of Directors.

         ADOPTED THIS 5th day of June 2002.

                                                  /s/ Randy K. Fields
                                                 -------------------------------
                                                 Randy K. Fields, CEO/President

                            CERTIFICATE OF SECRETARY

         KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby certify that the undersigned is the secretary of the aforesaid Corporation, duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing Bylaws of said Corporation were duly and regularly adopted as such by the board of directors of said Corporation.

         DATED this 5th day of June  2002.

                                                       /s/ Barbara Ray
                                                      --------------------------
                                                      Barbara Ray, Secretary

                                                                       Exhibit 4

                          PLAN AND AGREEMENT OF MERGER
                                     BETWEEN
                              PARK CITY GROUP, INC.
                             (a Nevada corporation)
                                       and
                            FIELDS TECHNOLOGIES, INC.
                            (a Delaware corporation)

         This Plan and Agreement of Merger made and entered into this 9th day of May 2002, by and between Park City Group, Inc., a Nevada corporation (herein sometimes referred to as the "Nevada Corporation" or "Surviving Corporation"), and Fields Technologies, Inc., a Delaware corporation (herein sometimes referred to as the "Delaware Corporation"), said corporations hereinafter sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

         The Nevada Corporation is a corporation organized and existing under the laws of the State of Nevada, its Articles of Incorporation having been filed in the office of the Secretary of State of the State of Nevada on or about May 15, 2002, and is governed by the provisions of Chapter 78 of the Nevada Revised Statutes ("NRS").

         The total number of shares of common stock, which the Nevada Corporation has authority to issue, is 300,000,000 of which 500 shares are now issued and outstanding, all of which are owned by the Delaware Corporation.

         The sole purpose of the merger agreed to herein is to change the domicile of the Delaware Corporation to the State of Nevada.

         The Delaware Corporation is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the office of the Secretary of State of the State of Delaware on the 8th day of December 1964, and a Certificate of Incorporation having been issued by said Secretary of State on that date, and Delaware, and is governed by the provisions of Title 8 of the Delaware General Corporation Law ("DGCL");

         The total number of shares of common stock, which the Delaware Corporation has authority to issue, is 300,000,000 of which 162,509,898 shares are presently issued and outstanding and entitled to vote on the Plan and Agreement of Merger.

         The respective Boards of Directors of the Nevada Corporation and the Delaware Corporation have determined that, for the purpose of effecting the reincorporation of the Delaware Corporation in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholders that the Delaware Corporation merge with and into Nevada Corporation upon the terms and subject to the conditions herein provided.

         There are no dissenting stockholders rights as a result of the Merger under the NRS or DGCL.


         The respective Boards of Directors of the Delaware Corporation and the Nevada Corporation and the stockholder of the Nevada Corporation have adopted and approved this Agreement, and the Board of Directors of the Delaware Corporation approved this Agreement and has directed that this Agreement be submitted to the stockholders of the Delaware Corporation for their consideration;

         NOW THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, the Nevada Corporation and the Delaware Corporation, by their respective Boards of Directors have agreed and do hereby agree as follows:

                                    ARTICLE I

         The address of both the Delaware Corporation and the Nevada Corporation is 1333 Main Street, Park City, UT 84060. Subject to the approval of the stockholders of the Delaware Corporation in accordance with the DGCL, the Delaware Corporation and the Nevada Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Delaware and of the State of Nevada, by the Delaware Corporation merging into the Nevada Corporation, which shall be the Surviving Corporation. Such merger shall be effective a the time Articles of Merger are filed in the State of Nevada and a Certificate of Ownership and Merger are filed in the State of Delaware.

                                   ARTICLE II

         Upon the merger becoming effective as provided by the applicable laws of the State of Delaware and of the State of Nevada (the time when the merger shall so become effective being sometimes herein referred to as the "Effective Date of the merger") the following shall occur:

         1. The two Constituent Corporations shall be a single corporation, which shall be the Nevada Corporation as the surviving corporation, and the separate existence of the Delaware Corporation shall cease except to the extent provided by the laws of the State of Delaware applicable to a corporation after its merger into another corporation.

         2. The Nevada Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of a public or a private nature, of each of the Constituent Corporations. All property, real or personal, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         3. The Nevada Corporation shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations. Any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

         4. The aggregate amount of the net assets of the Constituent Corporations, which was available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for the payment of dividends by the Surviving Corporation.

         5. The Bylaws of the Nevada Corporation as existing and constituted immediately prior to the effective date of merger shall be and constitute the bylaws of the Surviving Corporation.

         6. The directors and officers of the Surviving Corporation shall, at the effective date of the merger be as follows:

         Randall K. Fields                  Chairman/CEO/President/Director
         Barbara J. Ray                     Chief Financial Officer/ Secretary
         Thomas W. Wilson, Jr.              Director
         Bernard F. Brennan                 Director
         Terry R. Peets                     Director
         Edward C. Dymtryk                  Director
         William R. Jones                   Director

                                   ARTICLE III

         The Articles of Incorporation of the Nevada Corporation, as filed in the office of the Secretary of State of the State of Nevada, shall constitute the Articles of Incorporation of the Surviving Corporation, until further amended in the manner provided by law.

                                   ARTICLE IV

         The manner and basis of converting the shares of each of the Constituent Corporations into shares of the Surviving Corporation is as follows:

         1. The 500 shares of stock of the Nevada Corporation now owned and held by the Delaware Corporation shall be canceled and no shares of stock of the Nevada Corporation shall be issued in respect thereto, and the capital of the Nevada Corporation shall be deemed to be reduced by the amount of Five Hundred Dollars ($500) the amount represented by said 500 shares of stock.

         2. Upon the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof: (i) each outstanding share of common stock, par value $0.01 per share of the Delaware Corporation (the "Common Stock") immediately prior to the Effective Date will be converted into one (1) share of common stock, par value $0.01 per share of the Nevada Corporation (the "the Nevada Corporation Common Stock"); and (ii) each outstanding option, warrant or other securities convertible into shares of the Delaware Corporation's Common Stock will be automatically assumed by the Nevada Corporation and will be converted into the right to acquire an equal number of shares of the Nevada Corporation Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Delaware Corporation.

                                    ARTICLE V

         The Delaware Corporation shall pay all expenses of carrying this Plan and Agreement of Merger into effect and accomplishing the merger herein provided for.

                                   ARTICLE VI

         If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of the Delaware Corporation, the proper officers and directors of the Delaware Corporation shall, and will execute and make all such proper assignments and assurances in law and do all things necessary or proper to thus vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Plan and Agreement of Merger.

                                   ARTICLE VII

         This Plan and Agreement of Merger has been, or will be, submitted to and approved by the shareholders of each of the Constituent Corporations, as provided by law, and shall take effect upon the filing of Articles of Merger with the Secretary of State of the State of Nevada. Anything herein or elsewhere to the contrary notwithstanding, this Plan and Agreement of Merger may be abandoned by either of the Constituent Corporations by an appropriate resolution of its board of directors at any time prior to its approval or adoption by the shareholders and stockholders thereof, or by the mutual consent of the Constituent Corporations evidenced by appropriate resolutions of their respective boards of directors, at any time prior to the effective date of the merger.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

         IN WITNESS WHEREOF, the Nevada Corporation and the Delaware Corporation, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors and shareholders have caused this Plan and Agreement of Merger to be executed by the President of each party hereto.

Fields Technologies, Inc.                         Park City Group, Inc.
a Delaware corporation                            a Nevada corporation


By    /s/ Randall K. Fields                       By  /s/ Randall K. Fields
   ------------------------                           ---------------------
Randall K. Fields, President                          Randall Fields, President

                                                                       Exhibit 5


                               ARTICLES OF MERGER
                                       OF
                            FIELDS TECHNOLOGIES, INC.
                           a Delaware Corporation into
                              PARK CITY GROUP, INC.
                              a Nevada Corporation

         Pursuant to the provisions of Section 78.461 of the Nevada Revised Statutes, Fields Technologies, Inc., a Delaware Corporation (hereafter the "Delaware Corporation"), and Park City Group, Inc., a Nevada Corporation (hereafter the "Nevada" or "Surviving Corporation"), adopt the following Articles of Merger for the purpose of merging the Delaware Corporation into the Nevada Corporation. At the effective time of the merger (i) the Delaware Corporation will merge (the "Merger") into the Nevada Corporation; and (ii) shares of the common stock of the Delaware Corporation will be converted into shares of the Nevada Corporation all upon the terms and conditions set forth herein.

         1) The laws of the State of Delaware and the State of Nevada, the states under which the Delaware Corporation and the Nevada Corporation are organized, permit the Merger.

         2) The Nevada Corporation shall be surviving corporation and it is to be governed by the laws of the State of Nevada.

         3) The Agreement and Plan of Merger was adopted by the Boards of Directors of the Delaware Corporation and the Nevada Corporation and was submitted by the Board of Directors of the Delaware Corporation to the stockholders of the Delaware Corporation pursuant to the General Corporation Law of the State of Delaware and the Nevada Corporation pursuant to the Nevada Revised Statutes.

         4) As to each of the undersigned Corporations, the designation and number of outstanding shares of each class entitled to vote as a class on the Agreement and Plan of Merger are as follows:


                                 Voting                            Number of
           Name of                Group           Shares          Votes Entitled
         Corporation           Designation      Outstanding        To Be Cast
         -----------           -----------      -----------      --------------
Nevada Corporation             common stock         500                 500
Delaware Corporation           common stock     162,509,898         162,509,898

         5) As to each of the undersigned Corporations, the total number of shares voted for and against the Agreement and Plan of Merger, respectively and as to each class entitled to vote thereon are as follows:

                                 Voting
           Name of                Group              Total            Total
         Corporation           Designation         Voted For      Voted Against
         -----------           -----------         ---------      --------------

Nevada Corporation             common stock            500             -0-
Delaware Corporation           common stock        109,402,667         -0-

         The number of votes cast for the Plan by the stockholders of all classes of both the Nevada Corporation and the Delaware Corporation was sufficient for approval by the stockholders of both of the constituent corporations.

         6) The completed executed Agreement and Plan of Merger is attached hereto and is on file at the place of business of the Surviving Corporation at 333 Main Street, Suite 300, Park City, UT 84060 and a copy of the Plan will be furnished by the Surviving Corporation on request, without cost, to any stockholder of the Surviving Corporation or any corporation who was a party to this Merger.

         7) The Nevada Corporation (the Surviving Corporation) hereby authorizes service of process on it by registered or certified mail, return receipt requested, in connection with any proceeding to enforce any obligations or rights of dissenting shareholders of the Delaware Corporation or in connection with any proceeding based on a cause of action arising with respect to the Delaware Corporation.

         8) The Nevada Corporation will promptly pay to the dissenting shareholders of the Delaware Corporation the amount, if any, to which they are entitled to under the provisions of the Delaware General Corporation Law with respect to the rights of dissenting shareholders.

Dated: July 25, 2002

FIELDS TECHNOLOGIES, INC.                            PARK CITY GROUP, INC.
  a Delaware corporation                             a Nevada corporation


By:  /s/ Randall K. Fields                           By: /s/ Randall K. Fields
   -------------------------                             ----------------------
    Randall K. Fields                                     Randall K. Fields
    President                                             President


STATE OF UTAH              )
                           :  ss
COUNTY OF SALT LAKE        )

         Subscribed and sworn to before me this 25 day of July , 2001

                                                               /s/ E.G. Perry
                                                            --------------------
                                                              Notary Public

My Commission expires:  3/4/03
Residing at:   Salt Lake City



         I, the undersigned Secretary of Park City Group, Inc., hereby execute above set forth Articles of Merger between Fields Technologies, Inc., a Delaware Corporation, and Park City Group, Inc. on the 25TH day of July, 2002.

                                                          /s/ Barbara Ray
                                                     ---------------------------
                                                        Barbara Ray, Secretary


STATE OF UTAH              )
                           :  ss
COUNTY OF SALT LAKE        )

         Subscribed and sworn to before me this 25 day of July, 2002


                                                               /S/ E.G. Perry
                                                          ----------------------
                                                              Notary Public

My Commission expires:  3/4/03
Residing at: Salt Lake City

                                                                       Exhibit 6


                       CERTIFICATE OF OWNERSHIP AND MERGER
                            FIELDS TECHNOLOGIES, INC.
                             A DELAWARE CORPORATION
                                      INTO
                              PARK CITY GROUP, INC.
                              A NEVADA CORPORATION

       (Pursuant to the General Corporation Law of the State of Delaware)

         Certificate of Ownership and Merger dated July 25, 2002, executed by Fields Technologies, Inc., a Delaware corporation, hereinafter referred to as the "Delaware Corporation," and Park City Group, Inc., a Nevada corporation, hereinafter referred to as the "Nevada Corporation" and/or "Surviving Corporation".

         The Nevada Corporation and the Delaware Corporation do hereby certify:

         1. The Nevada Corporation Organized Pursuant to Nevada Law. The Nevada Corporation was organized pursuant to the Corporation Law of the State of Nevada on June 5, 2002, which law permits the merger of a Nevada corporation with a corporation organized under the laws of another state.

         2. The Delaware Corporation Organized Pursuant to Delaware Law. The Delaware Corporation was organized pursuant to the Corporation Law of the State of Delaware on December 8, 1964, which law permits the merger of a Delaware corporation with a corporation organized under the laws of another state.

         3. Ownership of the Nevada Corporation Shares. The Delaware Corporation owns all of the issued and outstanding shares of the Nevada Corporation.

         4. Director Approval and Resolutions of the Delaware Corporation. On May 8, 2002, the directors of the Delaware Corporation duly adopted, by the unanimous written consent of its members, filed with the minutes of the board, the following resolutions:

         RESOLVED, that the Delaware Corporation shall, subject to stockholder approval, merge itself into the Nevada Corporation, its wholly owned subsidiary which assumes all of the obligations of the Delaware Corporation.

         RESOLVED, that the merger shall be effective upon filing Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of Delaware.

         RESOLVED, that the terms and conditions of the merger are as set forth in the Agreement and Plan of Merger attached hereto and by this reference made a part hereof.

         RESOLVED, that the proper officers of the Delaware Corporation be, and they hereby are, directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge itself into the Nevada Corporation and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the Office of the Recorder of deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect said merger.

         5. Stockholder Consent. On May 8, 2002, the holders of a majority of the outstanding shares of the Delaware Corporation that were entitled to vote, approved the Plan and Agreement of Merger in accordance with the requirements of the Delaware General Corporation Law.

         6. Separate Existence; Surviving Corporation. At the effective time of the merger, the separate existence of the Delaware Corporation shall cease and the Delaware Corporation shall be merged in accordance with the applicable provision of the Revised Nevada Business Corporations Act and the General Corporation Law of Delaware, into the Nevada Corporation, which shall be the Surviving Corporation.

         7. Governing Law. The laws which are to govern the Surviving Corporation, the Nevada Corporation, are the laws of the State of Nevada. The Articles of Incorporation of the Nevada Corporation shall be the Articles of Incorporation of the Surviving Corporation, the Nevada Corporation, until the same shall be altered or amended in accordance with the laws of the State of Nevada.

         8. Directors and Officers. The directors and officers of the Surviving Corporation shall, at the effective date of the merger, be as follows:

         Randall K. Fields, CEO, President, Chairman of the Board of Directors. Edward C. Dmytryk, Director
         Thomas W. Wilson, Director
         Bernard F. Brennan, Director
         William R. Jones, Director
         Terry R. Peets, Director
         Stephen Weinroth, Director
         Barbara J. Ray, Chief Financial Officer, Secretary

         9. Effect of Merger. The merger shall be effective at such time as this Certificate of Merger is filed with the office of the Secretary of State of Delaware and Articles of Merger are filed with the office of the Secretary of State of Nevada. At the effective time of the merger, the Surviving Corporation, the Nevada Corporation, shall retain or succeed to, without other transfer, and shall possess and enjoy all rights, privileges, immunities, powers, purposes, and franchises and be subject to all the restrictions, disabilities and duties of each corporation. All property, both real and personal, tangible, and intangible and all debts due to either corporation shall be vested in the Surviving Corporation. All debts, liabilities, and duties of either corporation shall be the responsibility of and enforceable against the Surviving Corporation as if said debts, liabilities, and duties had been incurred or contracted by the Surviving Corporation.

         10. Address for Service of Process. The Surviving Corporation hereby appoints the Secretary of State as its agent to accept service of process in any suit or proceeding and agrees that it may be served in process in the State of Delaware in any proceeding for the enforcement of any obligation of the Delaware or the Nevada corporation. Copies of such process shall be mailed to Fields Technologies, Inc., 333 South Main Street, P.O. Box 5000, Park City, Utah 84060.

         IN WITNESS WHEREOF, this Certificate has been signed by each of the Corporations, which are the parties hereto this _25th_ day of July, 2000. Randall K. Fields hereby affirms and acknowledges, under penalties of perjury, that this Certificate of Ownership and Merger is the act and deed of Fields Technologies, Inc. and Park City Group, Inc., respectively, and the facts stated herein are true.


Fields Technologies, Inc.                       Park City Group, Inc.
  a Delaware corporation                        a Nevada corporation



By  /s/ Randall K. Fields                       By  /s/ Randall K. Fields
   -----------------------------                   -----------------------------
    Randall K. Fields President                    Randall K. Fields, President

                                                                       Exhibit 7


                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                              PARK CITY GROUP, INC.
                             (a Nevada corporation)
                                       and
                            FIELDS TECHNOLOGIES, INC.
                            (a Delaware corporation)

         This Agreement and Plan of Merger ("Agreement") made and entered into this 25th day of July 2002, by and between Park City Group, Inc., a Nevada corporation (herein sometimes referred to as the "Nevada Corporation" or "Surviving Corporation"), and Fields Technologies, Inc., a Delaware corporation (herein sometimes referred to as the "Delaware Corporation"), said corporations hereinafter sometimes referred to jointly as the "Constituent Corporations."

                                    RECITALS

         The Nevada Corporation is a corporation organized and existing under the laws of the State of Nevada, its Articles of Incorporation having been filed in the office of the Secretary of State of the State of Nevada on or about June 5, 2002, and is governed by the provisions of Chapter 78 of the Nevada Revised Statutes ("NRS"). The total number of shares of common stock, which the Nevada Corporation has authority to issue, is 300,000,000 of which 500 shares are now issued and outstanding, all of which are owned by the Delaware Corporation.

         The sole purpose of the merger agreed to herein is to change the domicile of the Delaware Corporation to the State of Nevada.

         The Delaware Corporation is a corporation organized and existing under the laws of the State of Delaware, its Certificate of Incorporation having been filed in the office of the Secretary of State of the State of Delaware on the 8th day of December 1964, and a Certificate of Incorporation having been issued by said Secretary of State on that date, and Delaware, and is governed by the provisions of Title 8 of the Delaware General Corporation Law ("DGCL"); The total number of shares of common stock, which the Delaware Corporation has authority to issue, is 300,000,000 of which 162,509,898 shares are presently issued and outstanding and entitled to vote on the Agreement.

         The respective Boards of Directors of the Nevada Corporation and the Delaware Corporation have determined that, for the purpose of effecting the reincorporation of the Delaware Corporation in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholders that the Delaware Corporation merge with and into Nevada Corporation upon the terms and subject to the conditions herein provided.

         There are no dissenting stockholders rights as a result of the Merger under the NRS or DGCL.

         The respective Boards of Directors of the Delaware Corporation and the Nevada Corporation and the stockholder of the Nevada Corporation have adopted and approved this Agreement, and the Board of Directors of the Delaware Corporation approved this Agreement and directed that this Agreement be submitted to the stockholders of the Delaware Corporation for their consideration. The holders of a majority of the issued and outstanding shares of the Delaware corporation's common stock, approved and adopted this Agreement by written consent in lieu of a Meeting of Stockholders, in accordance with the DGCL.

         NOW THEREFORE, in consideration of the premises and of the agreements, covenants and provisions hereinafter contained, the Nevada Corporation and the Delaware Corporation, by their respective Boards of Directors have agreed and do hereby agree as follows:

                                    ARTICLE I

         The address of both the Delaware Corporation and the Nevada Corporation is 333 Main Street, Suite 300, Park City, UT 84060. In accordance with the DGCL, the Delaware Corporation and the Nevada Corporation shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Delaware and of the State of Nevada, by the Delaware Corporation merging into the Nevada Corporation, which shall be the Surviving Corporation. Such merger shall be effective a the time Articles of Merger are filed in the State of Nevada and a Certificate of Ownership and Merger are filed in the State of Delaware.

                                   ARTICLE II

         Upon the merger becoming effective as provided by the applicable laws of the State of Delaware and of the State of Nevada (the time when the merger shall so become effective being sometimes herein referred to as the "Effective Date of the merger") the following shall occur:

         1. The two Constituent Corporations shall be a single corporation, which shall be the Nevada Corporation as the surviving corporation, and the separate existence of the Delaware Corporation shall cease except to the extent provided by the laws of the State of Delaware applicable to a corporation after its merger into another corporation.

         2. The Nevada Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of a public or a private nature, of each of the Constituent Corporations. All property, real or personal, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         3. The Nevada Corporation shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Corporations. Any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

         4. The aggregate amount of the net assets of the Constituent Corporations, which was available for the payment of dividends immediately prior to the merger, to the extent that the value thereof is not transferred to stated capital by the issuance of shares or otherwise, shall continue to be available for the payment of dividends by the Surviving Corporation.

         5. The Bylaws of the Nevada Corporation as existing and constituted immediately prior to the effective date of merger shall be and constitute the bylaws of the Surviving Corporation.

         6. The directors and officers of the Surviving Corporation shall, at the effective date of the merger be as follows:

         Randall Fields                      Chairman/CEO/President/Director
         Barbara Ray                         Chief Financial Officer/ Treasurer
         Edward Clissold                     Secretary
         Thomas Wilson                       Director
         Bernard Brennan                     Director
         Terry Peets                         Director
         Edward Dymtryk                      Director
         Stephen D. Weinroth                 Director


                                   ARTICLE III

         The Articles of Incorporation of the Nevada Corporation, as filed in the office of the Secretary of State of the State of Nevada, shall constitute the Articles of Incorporation of the Surviving Corporation, until further amended in the manner provided by law.

                                   ARTICLE IV

         The manner and basis of converting the shares of each of the Constituent Corporations into shares of the Surviving Corporation is as follows:

         1. The 500 shares of stock of the Nevada Corporation now owned and held by the Delaware Corporation shall be canceled and no shares of stock of the Nevada Corporation shall be issued in respect thereto, and the capital of the Nevada Corporation shall be deemed to be reduced by the amount of Five Hundred Dollars ($500) the amount represented by said 500 shares of stock.

         2. Upon the Effective Date and by virtue of the merger and ithout any action on the part of the holders thereof: (i) each outstanding share of common stock, par value $0.01 per share of the Delaware Corporation (the "Common Stock") immediately prior to the Effective Date will be converted into one (1) share of common stock, par value $0.01 per share of the Nevada Corporation (the "the Nevada Corporation Common Stock"); and (ii) each outstanding option, warrant or other securities convertible into shares of the Delaware Corporation's Common Stock will be automatically assumed by the Nevada Corporation and will be converted into the right to acquire an equal number of shares of the Nevada Corporation Common Stock, under the same terms and conditions as the original options, warrants and securities convertible of the Delaware Corporation.

                                    ARTICLE V

         The Delaware Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the merger herein provided for.

                                   ARTICLE VI

         If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of the Delaware Corporation, the proper officers and directors of the Delaware Corporation shall, and will execute and make all such proper assignments and assurances in law and do all things necessary or proper to thus vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE VII

         This Agreement has been submitted to and approved by the stockholders of each of the Constituent Corporations, as provided by law, and shall take effect upon the filing of Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned by either of the Constituent Corporations by an appropriate resolution of its board of directors at any time prior to its approval or adoption by the stockholders thereof, or by the mutual consent of the Constituent Corporations evidenced by appropriate resolutions of their respective boards of directors, at any time prior to the effective date of the merger.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

         IN WITNESS WHEREOF, the Nevada Corporation and the Delaware Corporation, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors and stockholders have caused this Agreement to be executed by the President of each party hereto.

         Fields Technologies, Inc.                Park City Group, Inc.
         a Delaware corporation                   a Nevada corporation

         By    /s/ Randall K. Fields              By    /s/ Randall K. Fields
            ----------------------------             ------------------------
             Randall Fields, President               Randall Fields, President